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                                                                      Exhibit 23


                          INDEPENDENT AUDITOR'S CONSENT


         We consent to the incorporation by reference in Registration Statement No. 33-16279 of Escalade, Incorporated (the "Company") on Form S-8 of our report dated January 30, 1998 on the consolidated financial statements of the Company appearing in this Annual Report on Form 10-K for the year ended December 27, 1997.



Evansville, Indiana
March 16, 1998




                                    (S-5)